Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, William Santana Li, certify that:

1.	I have reviewed this this Amendment No. 1 on Form 10-K/A of Knightscope, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 28, 2023	By:	/s/ William Santana Li
		Name:	William Santana Li
		Title:	Chief Executive Officer
(Principal Executive Officer)